                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

                  Investment Company Act file number 811-03324
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                          The Guardian Cash Fund, Inc.
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               (Exact name of registrant as specified in charter)

                      7 Hanover Square New York, N.Y. 10004
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               (Address of principal executive offices) (Zip code)

Frank L. Pepe                                       Thomas G. Sorell
The Guardian Cash Fund, Inc.                        The Guardian Cash Fund, Inc.
7 Hanover Square                                    7 Hanover Square
New York, N.Y. 10004                                New York, N.Y. 10004

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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (800) 221-3253
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                      Date of fiscal year end: December 31
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                   Date of reporting period: December 31, 2003
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

ECONOMIC REPORT

[PHOTO]                        Past performance is no indication of future
Thomas G. Sorell, C.F.A.       performance. The commentary reflects the out-
Chief Investment Officer       look and views of Thomas G. Sorell, Chief
                               Investment Officer of The Guardian Insurance
                               & Annuity Company, Inc. as of December 31,
                               2003, and is subject to change.

"THE END OF A BEAR MARKET"

  The year 2003 will be remembered as the end of a three-year bear market in U.S. equities. At its lowest point, in October 2002, the market was down 47.4% from its March 2000 peak--the worst performance since the Great Depression. During the 2003 rebound, small cap stocks outperformed large cap stocks as the Russell 2000 Index(1) returned 47.3%, the S&P 500 Index(2) gained 28.7% and the Dow Jones Industrial Average(3) returned 28.3%.

  These returns, while welcome and substantial by recent and long-term historical averages, pale in comparison to the market move of more speculative investments during 2003. Stocks with high betas, no earnings, no dividends and poor earnings quality outperformed more conservative higher quality equities. Many of the best performing stocks in 2003 were companies from which investors fled during 2002 due to concerns about solvency, accounting practices or regulatory investigations.

  The variance in returns during 2003 between high- and low-quality stocks is evident when comparing stocks with high S&P Quality Ratings of A+ with the returns of more speculative C and D rated stocks (S&P common stock Quality Ratings reflect the long-term growth and stability of a company's earnings and dividends during the trailing ten years and are unrelated to S&P debt ratings). A+ rated stocks rose 26% last year while the more speculative C and D rated stocks gained 81%. This 55% difference in performance was the second largest in the 18-year history of the stock quality indices as maintained by Merrill Lynch--surpassed only by the 73% spread observed in 1999.(4)

  Despite the cut in the dividend tax rate, investors shunned dividend-paying stocks in 2003. The 100 companies in the S&P 500 that pay no dividends outperformed the 100 highest yielding stocks by 35%. Risk taking was clearly back in vogue in 2003 while conservatism was out of favor.

  These same trends were evident in the fixed income market, where lower rated securities generated the most attractive returns. In spite of significant interest rate volatility, U.S. Treasury rates ended 2003 only slightly higher than at the beginning of the year. The ten-year rate rose less than 0.50% to 4 1/4% and still generated a positive, albeit small, 1.3% total return.

  The broad taxable investment grade market returned 4.1%, while the more speculative high yield and emerging market debt sectors were the best performing fixed income asset classes, with exceptional returns of 28.9% and 28.8%, respectively.

  While not generating double-digit returns, investment grade corporate bonds provided very strong returns as corporate yield spreads narrowed significantly in the wake of improving economic conditions and higher corporate profitability. Yield spreads tightened by 0.80%, more than offsetting the small increase in Treasury rates. In fact, the corporate sector posted a record-setting performance in 2003 relative to Treasuries: corporate bonds returned 7.7%, outperforming similar duration Treasuries by 5.2% and eclipsing the previous record by nearly 2.50%. Corporate bonds also outperformed the broad fixed income market by over 3.5%.

ECONOMIC RECOVERY

  Investors remained risk averse as 2003 began, shaken from a series of corporate accounting scandals and concerned about the potential economic and geopolitical impact of an imminent war with Iraq. Business confidence remained weak as corporations continued to cut payrolls and capital spending while drawing down inventories. As the U.S. prepared to invade Iraq during the first quarter of 2003, the S&P 500 Index traded down to 800 on March 11th. This would mark the 2003 low in stocks, and the beginning of a recovery in consumer and business confidence that, along with a tremendous amount of fiscal and monetary stimulus, would support stronger economic growth and a recovery in corporate profitability.

  Although the Federal Reserve Board (Fed) expected economic conditions to improve as uncertainty regarding Iraq subsided, it became increasingly concerned that there was a greater likelihood of a continued decline in inflation. The fixed income markets immediately noted the Fed's deflationary concerns, and the possibility that the Fed might utilize unconventional tools (like purchasing Treasury debt) to drive interest rates lower in order to stimulate economic growth and prevent deflation.

--------------------

(1) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. This index is not available for direct investment.

(2) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. This index is not available for direct investment.

(3) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity. This index is not available for direct investment.

(4) Bernstein, Richard, and Kirschner, Lisa. "Merrill Lynch Quantitative Strategy Update--Low Quality Dominated 2003 Quality Performance." Merrill Lynch Global Securities Research & Economics Group Quantitative Strategy Department January 6, 2004.

 MR. SORELL'S ECONOMIC REPORT IS NOT PART OF THIS SHAREHOLDER REPORT FOR LEGAL
                                   PURPOSES.
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

  By June, U.S. interest rates had declined to 45-year lows when the ten-year Treasury yield fell to 3.11%.

  As the second quarter came to a close, the Fed's policy making Federal Open Market Committee (FOMC) cut the Fed funds rate by 0.25%, lowering the target rate to 1%, where it would remain for the rest of the year.

  The Fed's strategy of keeping the economy afloat by supporting personal consumption as it awaited a recovery in business confidence, spending and hiring was about to prove successful. The decline in interest rates resulted in historically attractive mortgage rates that stimulated a surge in home purchases. Mortgage refinancing provided additional income, which in turn sustained high levels of personal consumption.

  While the Fed provided tremendous monetary stimulus, the Bush administration was not about to rely solely on monetary policy to achieve and sustain economic recovery. In May, President Bush received Congressional approval for a $350 billion economic stimulus package that represented the second tax cut of his term: one that reduced individual taxes retroactively to the first of the year, and cut the top tax rate on dividends and capital gains to 15%.

  The combination of aggressive monetary and fiscal policy stimulus increasingly benefited U.S. economic growth as the year progressed. Gross Domestic Product
(GDP)(5) growth gradually improved from 2.0% in the first quarter to 3.1% in the second quarter. GDP then surged to 8.2% in the third quarter, the fastest quarterly pace in two decades. By the third quarter, economic growth was becoming more balanced--benefiting from a revival in business investment and no longer dependent simply on personal consumption. Business investment in equipment and software grew by 17.6% during the third quarter of 2003, the largest increase in more than 5 years and a significant increase over the second quarter's 8.0% rate.

  Businesses' willingness to begin reinvesting after a two-year hiatus was not only driven by continued strength in consumption, but also by improving corporate profitability. While revenue growth was modest, earnings were rising due to continued cost cutting, enhancements in productivity and a weaker dollar. Although some improvement was to be expected in 2003 relative to 2002's poor results, the increase in S&P 500 operating profits proved to be impressive. According to First Call,(6) S&P 500 operating earnings per share increased 12% during the first quarter 2003 on a year-over-year basis, 9% in the second quarter, and by almost 18% during the third quarter. Earnings are forecast to rise 21% during the forth quarter, and 14% for the full year 2003. On a reported basis (as opposed to operating basis), the growth is expected to be about 60-65% for the full year 2003. This would represent the strongest peak to trough increase in earnings growth in the post-war period.(7)

  By year-end 2003, evidence of broader and more sustainable economic growth alleviated deflationary fears. This trend convinced most fixed income investors that the Fed was likely to begin raising interest rates sometime in 2004 (even though it had indicated a willingness to leave monetary policy accommodative for "a considerable period" despite low inflation and excess capacity).

  GDP growth, which was not expected to remain at the elevated rate recorded in the third quarter, was 4.0% in the final quarter of 2003. For the full year, GDP gained 4.3% on a fourth quarter to fourth quarter basis, and 3.1% on a year-over-year basis. Clearly, a tremendous amount of monetary and fiscal policy stimulus had achieved the desired objective of reinvigorating economic growth.

2004 ECONOMIC OUTLOOK

  As evidenced in 2003, the economy is becoming less dependent on continued growth in consumer spending as the corporate sector begins its long-awaited recovery from the 2001 "profits recession." As the effect of tax cuts and the initial benefit of low interest rates dissipate, we expect personal consumption expenditures (PCE) to moderate from the torrid 6.9% growth rate in the third quarter of 2003. The current consensus forecast for PCE calls for a 2004 growth of 3.7% on a year over year basis, up from 3.1% during 2003 and the best since the year 2000 rate of 4.7%. This expectation is dependent in large part on continued improvement in labor market conditions, which is currently evidenced by declining jobless claims, a small albeit disappointing increase in non-farm payroll growth, and a lower unemployment rate, which fell in December to 5.7%, well below its June 2003 peak of 6.3%.

  While personal consumption is expected to remain sufficiently strong to support moderate economic growth, it is critical that the corporate sector continues to rebound and make a larger contribution to GDP growth in order to ensure the sustainability and longevity of the recovery. The consumer has been on an auto and housing spending binge, supported by low interest rates and tax cuts, but as pent-up demand dissipates these sectors of the economy are less likely to contribute as strongly to GDP growth.

  The improvement in corporate profitability, along with the consumer's continued resiliency, has resulted in improved business confidence and management's willingness to begin rebuilding depleted inventories, increase capital spending and to slowly begin hiring employees. Business confidence as measured by the Institute for Supply Management (ISM)(8) survey has improved from a low of 46.2% at the beginning

--------------------

(5) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.

(6) Thompson Financial's First Call is a global research network used by money managers and brokers for real-time, commingled equity and fixed income research and data, corporate news, shareholdings data, sell-side workflow tools and internal research distribution.

(7) Bernstein, Richard, "Merrill Lynch U.S. Strategy Update--Text to Monthly Conference Call." Merrill Lynch Global Securities Research & Economics Group Quantitative Strategy Department December 8, 2003.

(8) The Institute for Supply Management (ISM) Index is a national manufacturing index based on a survey of purchasing executives at roughly 300 industrial companies.
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

of 2003 to 63.4% in December. This increased confidence is evident in an improvement in the manufacturing sector as industrial production increased at a 6.2% annual rate in the fourth quarter, and toward the end of 2003 the ISM production Index rose to its highest level in 20 years. Industrial production is forecast to increase 5.0% on a year over year basis in 2004, the largest increase since 1999. Non-residential fixed investment grew by 12.8% (annualized) during the third quarter of 2003 and 6.9% in the fourth quarter. These increases came after nine consecutive quarters of shrinkage. Business spending on capital projects is likely to continue growing during 2004 due to rising profit margins, which are an inducement to invest. Thanks to rising labor productivity and low real wage growth, aggregate U.S. profit margins have risen to their highest level in postwar history. Also supporting the business recovery is the weaker dollar, which increases U.S. corporate competitiveness and is likely to boost exports as the global economy continues to improve in 2004. These factors, along with forecasts of real nonresidential fixed investment of 9.8% in 2004, result in a consensus 2004 GDP growth forecast of 4.6% on a year over year basis, which would represent the largest increase in 19 years.

  While the above forecasts would represent a significant recovery in U.S. economic growth in 2004, a reasonable expectation in our view, it is subject to several significant risks.

  The principal risks to these forecasts are deterioration in the consumer/household sector's ability to continue spending due to weaker than expected employment growth; further depreciation in the dollar, which could fuel inflation and force the Fed to aggressively tighten monetary policy; and the continued threat that terrorism may disrupt economic growth.

  The fundamental concern regarding the household sector has been the low savings rate and high debt levels, which, while manageable in a low interest rate environment, may prove to be disastrous should interest rates rise significantly in 2004. During the last decade, consumer debt has grown from 85% to 115% of annual income. A rise in interest rates could also adversely affect housing values, which have been a source of funding and liquidity for consumers as they have cashed out equity in their homes to sustain spending.

  Global labor outsourcing and growth in labor productivity have led to a shortfall in income growth. So far, this is a worrisome factor in the economic recovery. Fully 24 months into the current expansion (2001 third quarter through third quarter 2003), private wage and salary disbursements are up only 2.1% over the entire period, little more than the consumer price inflation. The 9.2% growth in disposable personal income over this two-year period was mostly due to tax cuts and a rise in government payments either as wages or social benefits. The 11% growth in personal consumption expenditure over this period outstrips income growth. This was also accompanied by a build-up in debt, mostly through mortgages and not due to consumer credit. Personal savings as a percentage of disposable income was 2.3% at the end of the third quarter of 2003, lower than the 2.8% recorded at the beginning of this recovery. The household debt service ratio and financial obligations ratio remain at elevated levels. Clearly, an improving labor market is critical to sustaining consumer spending--even at what we expect will be lower levels than recorded in third quarter 2003.

  A continued decline in the dollar, which fell 8.5% on a trade-weighted basis in 2003--down 16.8% against the euro and 9.8% against the yen--poses the most significant upside risk to U.S. interest rates. Both the real economy and U.S. financial markets would likely suffer from rising rates.

  The principal concern regarding the dollar is the growing U.S. trade and budget deficits and U.S. dependence on foreign investment to fund these gaps. The current account deficit surpassed 5% of GDP in 2003, representing the largest imbalance since the 1980's when it was 3 1/2% of GDP. During that period, from peak to trough, the dollar declined 15.3% on a trade-weighted basis.(9)

  In addition to structural imbalances weakening the dollar, U.S. interest rates and equity valuations may appear to provide less attractive returns to foreign investors in 2004 than alternative investments in other global markets.

  Finally, 2004 is a Presidential election year, and debate and rhetoric concerning trade policy, tariffs and protectionism have the potential to further weaken the dollar.

  Both the potential inflationary effect of a weaker dollar and the difficulty associated with attracting capital to fund the current account deficit can cause upside pressure on U.S. interest rates.

  While these risks to economic growth are significant, the consumer has proved resilient for many years. At the same time, the Fed, along with others, believe that the U.S. is likely to experience a gradual and orderly decline in the dollar, which will not prove disruptive to economic growth or the financial markets.

  So, what should we expect of U.S. financial markets in 2004?

FINANCIAL MARKET OUTLOOK

  The most significant change in financial markets in 2004 is likely to be an increase in U.S. interest rates, the result of rising inflation expectations and the Federal Reserve's decision to tighten monetary policy.

  While the Blue Chip Consensus(10) forecast for inflation currently anticipates little changes in 2004 and a small increase in 2005, the markets are likely to begin discounting higher inflation as economic conditions improve.

--------------------

(9) Current account is the sum of net exports [i.e., exports in excess of imports] of goods and services, income on foreign assets, and net transfer payments.

(10) The Blue Chip Economic Consensus forecast is a forecast of economic variables published monthly based on the surveys of 55 leading economists and financial analysts.

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

As the economy recovers, we expect a gradual decline in the output gap as the unemployment rate declines and capacity utilization increases. We believe this decline in excess capacity will eventually raise unit labor costs and, along with already rising commodity prices and inflationary pressures from a weaker dollar, push interest rates higher. The Fed is likely to gradually begin tightening monetary policy sometime in the second half of the year, most likely in small 0.25% increments. As the Fed tightens monetary policy, we expect the Treasury yield curve to flatten as short rates rise faster than long rates. If in fact the Fed is correct in anticipating a gradual and orderly decline in the dollar, pressure on interest rates should be modest. The degree to which this interest rate increase is modest will be determined primarily by how rapidly the output gap is narrowed and the degree to which the dollar declines. If, however, the dollar collapses and foreign investors reduce their willingness to fund the U.S. current account deficit, our markets will have to depreciate more significantly to attract foreign capital.

  As interest rates rise, fixed income securities are likely to experience a decline in principal value, the degree of which will vary by maturity and duration. Whether fixed income securities are able to generate positive returns in 2004 will be determined by whether a particular security generates enough interest income to offset the anticipated decline in principal value in a rising rate environment. Shorter fixed income securities are less likely to be adversely affected in this environment than longer fixed income investments.

  Our outlook for the equity market is cautiously optimistic. U.S. corporations are now in better financial health than a year ago because earnings and cash flow generation have been strong and companies have taken advantage of low interest rates to reduce their debt burdens. Changes in accounting rules triggered by the accounting scandals of 2002 caused many companies to take large write-offs reflecting the overstatement of earnings and goodwill from prior years. This has improved the quality of reported earnings, an encouraging development for investors.

  The S&P 500 Index price return of 26.4% during 2003 was due in equal parts to earnings growth and P/E ratio expansion. At 18.5, its current forward operating P/E ratio is above the long-run average of 14.4. However, this can be justified by the current low inflation. Equity valuations are helped by a low inflation and low interest rate environment through their effect on the discount rate used in discounted cash flow models. During the last 50 years, S&P 500 P/E ratios have been greater when inflation was low than when inflation was high, and currently inflation is lower than the long-run average.

  Based on the Fed model, which compares the earnings yield of stocks to the 10-year Treasury bond yields, stocks are now less attractively priced than they were last year. Following the notable rise in stocks during 2003, and given current bond yields and inflation levels, stocks now seem fairly priced. If the P/E ratio remains unchanged, then stocks can be expected to grow at the same rate as earnings during 2004. The First Call analyst consensus calls for a 12% growth in S&P 500 earnings per share during 2004. If, however, valuations regress toward their long-run average due to an increase in interest rates or inflation, then stocks will be flat to down for the year. In any case, it does not seem likely that the stellar returns of 2003 will be repeated. In the post-war era, generally the second year of a bull market has not been as strong as the first year.

  Since 2004 is a presidential election year, it adds its own interesting dynamics to the economy. In the post-war era, on average, stocks have gained 9% in the President's 4th year in office versus 17% in the 3rd year. Some see this as evidence of priming the pump with fiscal policy. Although not predictive, the 4th year of a President's term has been positive for stocks almost 80% of the time.

  What should the intelligent investor do given these forecasts?

INVESTMENT STRATEGY

  As always, we believe that the best way to manage market volatility and uncertainty is to remain committed to your long-term investment objectives and to construct a well-diversified portfolio that is properly aligned with your financial goals, time horizon and tolerance for risk.

  Portfolio diversification is the foundation of sound asset allocation. For example, while it might be tempting to reduce allocations to fixed income, given expectations of rising rates, to do so within the context of a long-term asset allocation plan may prove to be imprudent. Focus on the long-term and diversify.

  Therefore, we believe that the best strategy by which to navigate the volatility and uncertainty of the markets is to consult your financial advisor and construct an appropriately well-diversified portfolio that will not only seek to meet your long-term financial objectives, but can survive short-term periods of volatility exhibited by any single asset class.

  In conclusion, we thank you for your business, confidence and trust to manage your investments and look forward to continued long-term success and prosperity in the years ahead.

Thomas Sorell Signature

Thomas G. Sorell, CFA

Chief Investment Officer

The Guardian Insurance & Annuity Company, Inc.

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

ABOUT YOUR ANNUAL REPORT

  In the interest of assisting you in understanding the information presented in this report and evaluating your investment, we have highlighted certain definitions and information included in this annual report.

TOTAL RETURNS

  Total return figures shown in the report are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Please refer to the Financial Statements and accompanying Notes to Financial Statements sections of this report for specific information about the fees and expenses borne by the funds. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the funds will be lower to reflect separate account and contract/policy charges.

  Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

INDEX RETURNS

  Index returns are provided for comparative purposes. Please note that the indices are unmanaged and not available for direct investment and their returns do not reflect the fees and expenses that have been deducted from the Funds.

A FEW WORDS ABOUT RISK

  It is important to carefully consider the funds' investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. There are some additional risks to consider when investing in certain funds available under your variable annuity contract or variable life insurance policy:

     - Small-cap investing entails special risks, as small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

     - International investing has special risks related to changes in currency rates, foreign taxation, differences in auditing and other financial standards, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

     - Investing in bond funds exposes you to the general risk of investing in the debt markets. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

     - Investing in high yield bonds involves special risks because investments in lower rated and unrated debt securities are subject to greater loss of principal and interest than higher rated securities.

     - Low duration bond funds are not an alternative to money market funds since they, unlike money market funds, do not seek to maintain a stable net asset value and, as a result, are a riskier asset class.

UPDATED PERFORMANCE INFORMATION

  This annual report contains performance information for the year ending December 31, 2003. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 1-800-221-3253 or visit our website at WWW.GUARDIANINVESTOR.COM. Current performance may be lower or higher than the performance quoted in this report.

  You should consider the funds' investment objectives, risks, fees and expenses carefully before investing. For further information, please consult the contract and underlying fund prospectuses. The prospectuses should be read carefully before you invest or send money, and can be obtained from your investment professional or by calling 1-800-221-3253.

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
THE GUARDIAN CASH FUND


[PHOTO]                    OBJECTIVE: Seeks as high a level of
Alexander M. Grant, Jr.      current income as is consistent
Portfolio Manager            with preservation of capital and
                             maintenance of liquidity

                           PORTFOLIO: Short-term money market
                             instruments

                           INCEPTION: November 10, 1981

NET ASSETS AT DECEMBER 31, 2003:   $356,271,349

Q:   HOW DID THE FUND PERFORM FOR THE YEAR ENDED DECEMBER 31, 2003?

A:   As of December 31, 2003, the effective 7-day net annualized yield for the
Guardian Cash Fund was 0.56%.(1) The Fund produced a total net annualized return of 0.66%(2) for the year ended December 31, 2003. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 0.39%; total return for the same category was 0.49%. iMoneyNet, Inc. is a research firm that tracks money market funds.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A:   The Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation for the Fund's portfolio. Most of the portfolio (67.46%) was invested in commercial paper and short maturity corporate bonds; the balance was invested in repurchase agreements (7.15%) and floating rate taxable municipal bonds (25.39%).

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Money market funds are directly affected by the actions of the Federal
Reserve Board (Fed). With the Fed's policy-making Federal Open Markets Committee
(FOMC) rate cuts of Fed Funds totaling 4.75% in 2001, an additional 0.50% in 2002, and an additional 0.25% in the second quarter of 2003, the money markets remain tight with issuers encouraged to alter their rate offerings in response to stock market expectations and monetary policy. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate, and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Another factor affecting performance was the portfolio's average maturity of 49 days as of December 31, 2003. The average Tier One money market fund as measured by iMoneyNet, Inc. had an average maturity of 51 days.

--------------------------------------------------------------------------------

"Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of money in the Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. However, with money market yields at all time lows, investors have been seeking alternative investment vehicles for "parking" money between stock market fluctuations, such as ultra-short bond funds. They have begun giving up the "risk-free" component of money market funds for the slight return pick-up of these alternate vehicles. However, as the FOMC tightens money supply and raises rates, cash inflows may increase into money market funds.

--------------------

(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not indicative of future results.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

THE GUARDIAN CASH FUND

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $10.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


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 26

/ /  The Guardian Cash Fund, Inc.
Schedule of Investments
December 31, 2003


ASSET BACKED -- 0.9%
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
$ 3,111,274   First Franklin Mtg. Loan
                2002-FF1 1A2
                3.79%                       5/1/2004
                (COST $3,129,447)                      $  3,129,447
-------------------------------------------------------------------

CORPORATE BONDS -- 3.9%
FINANCIAL-BANKS -- 0.1%
$   300,000   First America Bank Corp.
                7.75%                      7/15/2004   $    310,311
-------------------------------------------------------------------
FINANCIAL-OTHER -- 1.7%
  6,000,000   Morgan Stanley
                5.625%                     1/20/2004      6,013,871
-------------------------------------------------------------------
FOOD AND BEVERAGE -- 0.3%
  1,000,000   Pepsi Bottling Hldgs.,
                Inc.
                5.375%                    2/17/2004+      1,005,054
-------------------------------------------------------------------
MERCHANDISING-MASS -- 0.7%
  2,500,000   Wal-Mart Stores, Inc.
                5.199%                      6/1/2004      2,541,957
-------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.1%
  4,000,000   GTE California, Inc.
                6.75%                      3/15/2004      4,043,125
-------------------------------------------------------------------
                TOTAL CORPORATE BONDS
                (COST $13,914,318)                       13,914,318
-------------------------------------------------------------------

MUNICIPAL BONDS -- 6.5%
$18,925,000   California St.
                Rev. Antic Ser. A
                2.00%                      6/16/2004   $ 18,978,663
  4,000,000   Connecticut St.
                Ref. Ser. B
                5.97%                       8/1/2004      4,106,915
-------------------------------------------------------------------
                TOTAL MUNICIPAL BONDS
                (COST $23,085,578)                       23,085,578
-------------------------------------------------------------------

U.S. GOVERNMENT -- 10.4%
U.S. GOVERNMENT AGENCIES -- 10.4%
              FHLB
$ 4,000,000     1.125%                     10/1/2004   $  3,997,155
  5,000,000     1.52%                     11/26/2004      5,000,000
              FHLMC
  5,000,000     1.40%                      9/21/2004      5,000,000
  5,000,000     1.40%                     11/12/2004      5,000,000
              FNMA
  3,000,000     1.20%                      8/16/2004      3,000,000
  5,000,000     1.20%                      8/17/2004      5,000,000
  5,000,000     1.30%                      8/30/2004      5,000,000
  5,000,000     1.30%                      8/31/2004      5,000,000
-------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                (COST $36,997,155)                       36,997,155
-------------------------------------------------------------------

COMMERCIAL PAPER -- 48.0%
ASSET BACKED -- 2.1%
$ 7,500,000   Galleon Capital Corp.
                1.10%                      1/20/2004   $  7,495,646
-------------------------------------------------------------------

-------------------------------------------------------------------
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
FINANCIAL -- 25.6%
FINANCIAL-BANKS -- 12.6%
$10,000,000   Credit Suisse First Boston
                1.08%                      1/22/2004   $  9,993,700
  5,000,000   Dexia Delaware LLC
                1.05%                       1/8/2004      4,998,979
              Dresdner Bank AG
  5,000,000     1.05%                      1/22/2004      4,996,937
  5,000,000     1.07%                       1/5/2004      4,999,406
  5,000,000   Societe Generale NA
                1.055%                     1/15/2004      4,997,949
              State Street Corp.
  5,000,000     1.04%                      1/15/2004      4,997,978
 10,000,000     1.05%                      1/12/2004      9,996,791
                                                       ------------
                                                         44,981,740
-------------------------------------------------------------------
FINANCIAL-OTHER -- 10.9%
  8,629,000   Barton Capital Corp.
                1.08%                       1/7/2004      8,627,447
  5,000,000   CBA Delaware Fin., Inc.
                1.07%                      1/12/2004      4,998,365
  5,000,000   Countrywide Home Loan
                1.13%                       1/5/2004      4,999,372
              Household Financial Corp.
 10,000,000     1.08%                       1/8/2004      9,997,900
  5,000,000     1.08%                      1/12/2004      4,998,350
  5,000,000   System Capital Fin. Corp.
                1.09%                      1/13/2004      4,998,184
                                                       ------------
                                                         38,619,618
-------------------------------------------------------------------
INSURANCE -- 2.1%
  7,500,000   American General Fin.
                Corp.
                1.06%                      1/12/2004      7,497,571
-------------------------------------------------------------------
              TOTAL FINANCIAL                            91,098,929
-------------------------------------------------------------------
INDUSTRIAL -- 20.3%
COMMERCIAL SERVICES -- 2.8%
$10,000,000   Deluxe Corp.
                1.07%                      1/15/2004   $  9,995,839
-------------------------------------------------------------------
EDUCATION -- 4.2%
  6,000,000   Massachusetts Coll. of
                Pharmacy
                1.09%                       1/8/2004      5,998,728
              Northwestern University
  4,000,000     1.08%                      2/19/2004      3,994,120
  5,000,000     1.08%                      3/18/2004      4,988,450
                                                       ------------
                                                         14,981,298
-------------------------------------------------------------------
METALS-MISCELLANEOUS -- 4.2%
              Rio Tinto America, Inc.
 10,000,000     1.07%                      1/12/2004      9,996,730
  5,000,000     1.10%                       1/8/2004      4,998,931
                                                       ------------
                                                         14,995,661
-------------------------------------------------------------------
OIL AND GAS DISTRIBUTION -- 1.1%
  4,000,000   Michigan Consolidated Gas
                Co.
                1.10%                       1/5/2004      3,999,511
-------------------------------------------------------------------
OIL AND GAS SERVICES -- 2.0%
  7,000,000   Motiva Enterprises
                1.01%                      1/13/2004      6,997,643
-------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN CASH FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)

-------------------------------------------------------------------
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.5%
              SBC Comm., Inc.
$ 5,000,000     1.05%                      1/12/2004   $  4,998,396
  7,500,000     1.05%                      1/22/2004      7,495,406
                                                       ------------
                                                         12,493,802
-------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 1.1%
              Southern Co.
  2,000,000     1.05%                      1/27/2004      1,998,483
  2,000,000     1.09%                       1/5/2004      1,999,758
                                                       ------------
                                                          3,998,241
-------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 1.4%
  5,000,000   Verizon Network Funding
                1.03%                      1/26/2004      4,996,424
-------------------------------------------------------------------
                TOTAL INDUSTRIAL                         72,458,419
-------------------------------------------------------------------
                TOTAL COMMERCIAL PAPER
                (COST $171,052,994)                     171,052,994
-------------------------------------------------------------------

FLOATING RATE NOTES AND BONDS -- 23.1%
Principal                                      Reset
Amount                                         Date*          Value
-------------------------------------------------------------------
ALASKA -- 2.1%
$ 7,500,000   Alaska St. Housing Fin.
                Corp.
                1.25%                       1/8/2004   $  7,500,000
-------------------------------------------------------------------
CALIFORNIA -- 4.1%
 10,000,000   California Housing Fin.
                Agency
                1.26%                       1/7/2004     10,000,000
  4,500,000   Los Angeles, CA Wtr. &
                Power
                1.10%                       1/8/2004      4,500,000
                                                       ------------
                                                         14,500,000
-------------------------------------------------------------------
COLORADO -- 3.1%
 11,000,000   Colorado Housing & Fin.
                Auth.
                1.25%                       1/7/2004     11,000,000
-------------------------------------------------------------------
CONNECTICUT -- 0.7%
  2,500,000   Connecticut St. Housing &
                Fin. Auth.
                1.10%                       1/8/2004      2,500,000
-------------------------------------------------------------------
FINANCIAL-OTHER -- 2.2%
  8,000,000   Countrywide Home Loan
                1.295%                     3/24/2004      8,001,194
-------------------------------------------------------------------
FLORIDA -- 0.6%
  2,000,000   Miami Dade Cnty. Florida
                Aviation
                1.21%                       1/7/2004      2,000,000
-------------------------------------------------------------------

-------------------------------------------------------------------
Principal                                      Reset
Amount                                         Date*          Value
-------------------------------------------------------------------
MICHIGAN -- 1.4%
$ 4,000,000   Michigan St. Housing Dev.
                Auth.
                1.25%                       1/7/2004   $  4,000,000
  1,000,000   Michigan St. Housing Dev.
                Rental Revenue
                1.13%                       1/8/2004      1,000,000
                                                       ------------
                                                          5,000,000
-------------------------------------------------------------------
NEW YORK -- 5.1%
 18,120,000   New York City Transitional
                1.25%                       1/7/2004     18,120,000
-------------------------------------------------------------------
UTAH -- 3.8%
  7,985,000   Utah Housing Corp. Single
                Family
                1.25%                       1/7/2004      7,985,000
  5,695,000   Utah St. Housing Fin.
                Agency 1.25%                1/7/2004      5,695,000
                                                       ------------
                                                         13,680,000
-------------------------------------------------------------------
              TOTAL FLOATING RATE NOTES AND BONDS
              (COST $82,301,194)                         82,301,194
-------------------------------------------------------------------

REPURCHASE AGREEMENT -- 7.1%
Principal
Amount                                                        Value
-------------------------------------------------------------------
$25,452,000   State Street Bank and
              Trust Co.
              repurchase agreement,
              dated 12/31/2003, maturity
              value $25,453,301 at
              0.92% due 1/2/2004 (1)
              (COST $25,452,000)                       $ 25,452,000
-------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
  (COST $355,932,686)                                   355,932,686
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.1%                                  338,663
-------------------------------------------------------------------
NET ASSETS -- 100%                                     $356,271,349
-------------------------------------------------------------------

 +  Rule 144A restricted security.

 * Floating rate note. The rate shown is the rate in effect at December 31, 2003.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Cash Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
  Investments, at market (cost $355,932,686)    $355,932,686
  Cash                                                   189
  Interest receivable                                974,069
  Receivable for fund shares sold                    711,470
  Other assets                                         8,335
                                                ------------
    TOTAL ASSETS                                 357,626,749
                                                ------------

LIABILITIES
  Payable for fund shares redeemed                 1,145,170
  Accrued expenses                                    45,684
  Due to GIS                                         164,546
                                                ------------
    TOTAL LIABILITIES                              1,355,400
                                                ------------
    NET ASSETS                                  $356,271,349
                                                ============
COMPONENTS OF NET ASSETS
  Capital stock, at par                         $  3,562,714
  Additional paid-in capital                     352,708,635
                                                ------------
    NET ASSETS                                  $356,271,349
                                                ============
SHARES OUTSTANDING--$0.10 PAR VALUE               35,627,135
                                                ============
NET ASSET VALUE PER SHARE                       $      10.00
                                                ============

------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended
December 31, 2003
------------------------------------------------------------

INVESTMENT INCOME
  Interest                                        $5,443,756
                                                  ----------

  EXPENSES:
    Investment advisory fees--Note B               2,215,598
    Custodian fees                                    97,257
    Directors' fees--Note B                           34,080
    Other                                            113,786
                                                  ----------
      Total Expenses                               2,460,721
                                                  ----------
    NET INVESTMENT INCOME, REPRESENTING NET
      INCREASE IN NET ASSETS FROM OPERATIONS      $2,983,035
                                                  ==========

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Cash Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED DECEMBER 31,
                                                                            2003                     2002
                                                                        -------------            ------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income                                               $   2,983,035            $  6,052,868
                                                                        -------------            ------------

  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income                                                  (2,983,035)             (6,052,868)
                                                                        -------------            ------------

  FROM CAPITAL SHARE TRANSACTIONS:
    Net decrease in net assets from capital share
     transactions--Note G                                                (136,441,616)            (22,510,045)
                                                                        -------------            ------------
  NET DECREASE IN NET ASSETS                                             (136,441,616)            (22,510,045)

NET ASSETS:
Beginning of year                                                         492,712,965             515,223,010
                                                                        -------------            ------------
End of year                                                             $ 356,271,349            $492,712,965
                                                                        =============            ============

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Cash Fund, Inc.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS
INDICATED:

                                                    YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------
                                        2003       2002       2001       2000       1999
                                      ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR..............................  $  10.00   $  10.00   $  10.00   $  10.00   $  10.00
                                      --------   --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............      0.07       0.12       0.35       0.59       0.47
                                      --------   --------   --------   --------   --------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income.............     (0.07)     (0.12)     (0.35)     (0.59)     (0.47)
                                      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR........  $  10.00   $  10.00   $  10.00   $  10.00   $  10.00
                                      --------   --------   --------   --------   --------
TOTAL RETURN*.......................      0.66%      1.25%      3.58%      6.01%      4.77%
                                      --------   --------   --------   --------   --------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's
    omitted)........................  $356,271   $492,713   $515,223   $423,038   $484,128
  Ratio of expenses to average net
    assets..........................      0.56%      0.55%      0.55%      0.54%      0.53%
  Ratio of net investment income to
    average net assets..............      0.67%      1.24%      3.43%      5.85%      4.68%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.
   Inclusion of such charges would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

     - The Guardian Stock Fund
     - The Guardian VC 500 Index Fund
     - The Guardian VC Asset Allocation Fund
     - The Guardian VC High Yield Bond Fund
     - The Guardian UBS VC Large Cap Value Fund
     - The Guardian UBS VC Small Cap Value Fund
     - The Guardian VC Low Duration Bond Fund

/ /  THE GUARDIAN BOND FUND, INC.

/ /  THE GUARDIAN CASH FUND, INC.

COMBINED NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE A.  ORGANIZATION AND ACCOUNTING POLICIES

     The Guardian Variable Contract Funds, Inc. (GVCF) was organized in March 1983 and was formerly known as "The Guardian Stock Fund, Inc." Shares are offered in seven series: The Guardian Stock Fund (GSF), The Guardian VC 500 Index Fund (GVC500IF), The Guardian VC Asset Allocation Fund (GVCAAF), The Guardian VC High Yield Bond Fund (GVCHYBF), The Guardian UBS VC Large Cap Value Fund (GLCVF), The Guardian UBS VC Small Cap Value Fund (GSCVF) and The Guardian VC Low Duration Bond Fund (GVLDBF).

     On February 3, 2003 GLCVF and GSCVF commenced operations. GLCVF and GSCVF sold 937,500 and 437,500 shares to The Guardian Life Insurance Company of America (Guardian Life) for $9,375,000 and $4,375,000, respectively.

     On August 28, 2003, GVLDBF commenced operations. GVLDBF sold 750,000 shares to Guardian Life for $7,500,000.

     GVCF, The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each series of GVCF and GBF and GCF are referred to collectively as the "Funds" and individually as a "Fund."

     GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GVC500IF, GVCAAF, GVCHYBF, GLCVF, GSCVF, GVLDBF, GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of Guardian Life. GSF's Class II shares are available only through the ownership of annuity and insurance products offered by other insurance companies. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of December 31, 2003, no Class II shares have been issued.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

     Significant accounting policies of the Funds are as follows:

Investments

     Securities listed on national securities exchanges are valued at the last sale price on these exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. In GVCAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

     Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Futures contracts are valued at the settlement prices established each day by the exchanges on which they are traded.

     Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities and foreign securities subject to a "significant event") are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors. A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before the Fund's NAV is calculated.

     Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

     Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

     GSF, GVC500IF, GVCHYBF, GLCVF, GSCVF and GVLDBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations as follows:

     Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains or losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

     GSF, GVC500IF, GVCAAF, GVCHYBF, GLCVF and GSCVF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

     GSF, GVC500IF, GVCAAF, GVCHYBF, GLCVF, GSCVF and GVLDBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, the Funds may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

     Dividends from net investment income are declared and paid semi-annually for GSF, GVC500IF, GVCAAF, GVCHYBF, GLCVF, GSCVF, GVLDBF and GBF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Most of the dividends or distributions are credited in the form of additional shares of the applicable Fund at such Fund's net asset value on the ex-dividend date.

     GCF earns interest on its investments and declares all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are declared as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at GCF's net asset value on the payable date.

     All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income.

     The tax character of distributions paid to shareholders during 2003 and 2002 were as follows:

                   ORDINARY      LONG-TERM
                    INCOME      CAPITAL GAIN      TOTAL
                  ----------------------------------------
                                    2003
                  ----------------------------------------
GSF               $14,282,918    $       --    $14,282,918
GVC500IF            2,256,926            --      2,256,926
GVCAAF              1,287,567            --      1,287,567
GVCHYBF             3,305,882            --      3,305,882
GLCVF               1,720,280            --      1,720,280
GSCVF                 752,378            --        752,378
GVLDBF                 40,244            --         40,244
GBF                20,730,300     6,138,101     26,868,401
GCF                 2,983,035            --      2,983,035

                  ----------------------------------------
                                    2002
                  ----------------------------------------
GSF               $14,289,601    $       --    $14,289,601
GVC500IF            3,699,725            --      3,699,725
GVCAAF                763,200            --        763,200
GVCHYBF             2,608,240            --      2,608,240
GBF                18,207,257       727,229     18,934,486
GCF                 6,052,868            --      6,052,868

     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                  LONG-TERM GAIN/
                                   (POST-OCTOBER
                  UNDISTRIBUTED       LOSS)/          UNREALIZED
                    ORDINARY       (CAPITAL LOSS    APPRECIATION/
                     INCOME        CARRYFORWARD)    (DEPRECIATION)
                  -------------   ---------------   --------------
GSF                $9,061,551      $(663,851,690)    $151,773,206
GVC500IF               14,041       (127,310,655)       3,112,150
GVCAAF                  5,913         (5,277,249)      (2,871,831)
GVCHYBF                21,600         (7,377,028)       3,321,920
GLCVF               1,924,908                 --       12,630,630
GSCVF                 410,238                 --        3,070,091
GVLDBF                    366             (3,025)          42,481
GBF                   636,822            708,482        7,666,106
GCF                    13,410            (13,410)              --

Taxes

     Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

     For the year ended December 31, 2003, for federal income tax purposes, the following Funds have post-October capital losses and net capital losses carryforward of:

                  POST-OCTOBER   CAPITAL LOSS   EXPIRATION
                  CAPITAL LOSS   CARRYFORWARD      DATE
                  ------------   ------------   ----------
GSF                $1,522,641    $326,068,710      2009
GSF                        --     240,321,401      2010
GSF                        --      95,938,938      2011
GVC500IF                   --       1,090,651      2009
GVC500IF                   --     114,272,919      2010
GVC500IF                   --      11,947,085      2011
GVCAAF                     --       1,686,070      2009
GVCAAF                     --       3,591,179      2010
GVCHYBF                    --          29,987      2007
GVCHYBF                    --         965,463      2008
GVCHYBF                    --       3,495,562      2009
GVCHYBF                    --       2,886,016      2010
GVLDBF                  3,025              --
GCF                     5,501           7,909      2011

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

     During the year ended December 31, 2003, certain Funds reclassified amounts to paid-in capital from undistributed/(distributions in excess) of net investment income and accumulated net realized gain/(loss) on investments. Increases/(decreases) to the various capital accounts were as follows:

                              UNDISTRIBUTED/
                              (DISTRIBUTIONS    ACCUMULATED
                              IN EXCESS) OF     NET REALIZED
                   PAID-IN    NET INVESTMENT   GAIN (LOSS) ON
                   CAPITAL        INCOME        INVESTMENTS
                  ---------   --------------   --------------
GSCVF             $      --      $   (321)       $     321
GVLDBF                   --            23              (23)

NOTE B.  INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO OR FROM RELATED PARTIES

     Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC, provides investment advisory services to each of the Funds. GSF, GVCAAF, GBF and GCF pay investment advisory fees at an annual rate of .50% of the average daily net assets of each Fund. GVC500IF, GVCHYBF and GVLDBF pay investment advisory fees at an annual rate of .25%, .60% and .45% respectively, of their average daily net assets. GIS voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeds .28% of the average daily net assets of GVC500IF. GIS subsidized .12% of the ordinary operating expenses of GVC500IF or $168,231 for the year ended December 31, 2003.

     There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

     GLCVF pays investment advisory fees to GIS at an annual rate of .83% of its average daily net assets. GSCVF pays investment advisory fees to GIS at an annual rate of 1.00% of its average daily net assets for the first $50 million and an annual rate of .95% of its average daily net assets in excess of $50 million. GIS has entered into a sub-investment advisory agreement with UBS Global Asset Management (Americas), Inc. (UBS Global AM). UBS Global AM is responsible for the day-to-day management of GLCVF and GSCVF. GIS continually monitors and evaluates the performance of UBS Global AM. As compensation for its services, GIS pays UBS Global AM at an annual rate of .43% of GLCVF's average daily net assets and at an annual rate of .60% for the first $50 million and at an annual rate of .55% in excess of $50 million of GSCVF's average daily net assets. Payment of sub-investment advisory fees does not represent a separate or additional expense to GLCVF and GSCVF.

     The Guardian Fund Complex pays directors who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Funds are affiliated with GIS.

NOTE C.  INVESTMENT TRANSACTIONS
     Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2003 were as follows:

--------------------------------------------------------
                            GSF               GVC500IF
--------------------------------------------------------
Purchases              $1,019,971,611       $ 25,184,966
Proceeds               $1,143,477,876       $ 16,212,879
--------------------------------------------------------
                           GVCAAF             GVCHYBF
--------------------------------------------------------
Purchases              $    2,000,000       $ 85,091,206
Proceeds               $           --       $ 69,610,940
--------------------------------------------------------
                           GLCVF               GSCVF
--------------------------------------------------------
Purchases              $   66,288,248       $ 21,155,406
Proceeds               $   25,166,862       $  9,154,695
--------------------------------------------------------
                           GVLDBF               GBF
--------------------------------------------------------
Purchases              $   18,502,610       $925,113,407
Proceeds               $    7,914,568       $890,197,254
--------------------------------------------------------

     The gross unrealized appreciation and depreciation of investments excluding foreign currency and futures at December 31, 2003 were as follows:

                                   GSF               GVC500IF
                              --------------       ------------
Appreciation                  $  182,154,408       $ 25,627,173
Depreciation                     (30,381,202)       (22,515,023)
                              --------------       ------------
Net Unrealized
  Appreciation                $  151,773,206       $  3,112,150
                              ==============       ============
Cost of investments
  for tax purposes            $1,286,306,376       $167,507,472
                              ==============       ============
                                  GVCAAF             GVCHYBF
                              --------------       ------------
Appreciation                  $      239,685       $  3,559,707
Depreciation                      (3,111,516)          (237,787)
                              --------------       ------------
Net Unrealized
  Appreciation/
  (Depreciation)              $   (2,871,831)      $  3,321,920
                              ==============       ============
Cost of investments
  for tax purposes            $   51,707,607       $ 50,047,053
                              ==============       ============
                                  GLCVF               GSCVF
                              --------------       ------------
Appreciation                  $   12,678,047       $  3,138,749
Depreciation                         (47,417)           (68,658)
                              --------------       ------------
Net Unrealized
  Appreciation                $   12,630,630       $  3,070,091
                              ==============       ============
Cost of investments
  for tax purposes            $   45,899,080       $ 13,792,935
                              ==============       ============
                                  GVLDBF               GBF
                              --------------       ------------
Appreciation                  $       48,062       $  8,682,943
Depreciation                          (5,581)        (1,016,837)
                              --------------       ------------
Net Unrealized
  Appreciation                $       42,481       $  7,666,106
                              ==============       ============
Cost of investments
  for tax purposes            $   11,075,200       $407,786,522
                              ==============       ============

NOTE D.  REPURCHASE AGREEMENTS

     The collateral received for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

NOTE E.  REVERSE REPURCHASE AGREEMENTS

     GVCAAF, GVCHYBF, GVLDBF and GBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GVCAAF, GVCHYBF, GVLDBF and GBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GVCAAF, GVCHYBF, GVLDBF and GBF may be unable to deliver the securities when the Funds seek to repurchase them.

NOTE F.  DOLLAR ROLL TRANSACTIONS

     GVCAAF, GVCHYBF, GVLDBF and GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GVCAAF, GVCHYBF, GVLDBF and GBF may be unable to deliver the securities when the Funds seek to repurchase them.

NOTE G.  TRANSACTIONS IN CAPITAL STOCK

     There are 1,000,000,000 shares of $0.001 par value capital stock authorized for GVCF divided into two classes, designated Class I and Class II shares. GSF Class I consists of 250,000,000 shares; GVC500IF Class I consists of 200,000,000 shares; GVCAAF Class I and GVCHYBF Class I, GLCVF Class I, GSCVF Class I and GVLDBF Class I each consist of 100,000,000 shares; and GSF Class II consists of 50,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through December 31, 2003, no Class II shares of GSF were issued. Transactions in capital stock were as follows:

/ / THE GUARDIAN STOCK FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2003                   2002                   2003                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   2,378,308              4,673,210           $  58,054,551          $ 113,023,863
Shares issued in reinvestment of
  dividends                                     572,232                544,573              14,282,918             14,289,601
Shares repurchased                           (9,789,282)           (16,305,105)           (233,725,248)          (405,121,253)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                 (6,838,742)           (11,087,322)          $(161,387,779)         $(277,807,789)
=================================================================================================================================

/ / THE GUARDIAN VC 500 INDEX FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2003                   2002                   2003                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   5,826,392              4,629,458           $  41,645,719          $  33,546,602
Shares issued in reinvestment of
  dividends                                     243,758                466,126               1,889,505              3,272,431
Shares repurchased                           (4,941,832)           (28,535,396)            (35,442,423)          (180,704,229)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                       1,128,318            (23,439,812)          $   8,092,801          $(143,885,196)
=================================================================================================================================

/ / THE GUARDIAN VC ASSET ALLOCATION FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2003                   2002                   2003                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  1,121,572                483,905            $   8,521,120          $   3,738,324
Shares issued in reinvestment of
  dividends                                    162,651                 97,846                1,287,567                763,200
Shares repurchased                            (553,952)              (676,754)              (3,988,493)            (4,922,230)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        730,271                (95,003)           $   5,820,194          $    (420,706)
=================================================================================================================================

/ / THE GUARDIAN VC HIGH YIELD BOND FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2003                   2002                   2003                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   6,266,235              1,545,453           $  51,201,342          $  12,303,195
Shares issued in reinvestment of
  dividends                                     394,972                336,975               3,305,882              2,608,239
Shares repurchased                           (4,890,079)            (1,157,087)            (39,971,384)            (9,179,869)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                  1,771,128                725,341           $  14,535,840          $   5,731,565
=================================================================================================================================

/ / THE GUARDIAN UBS VC LARGE CAP VALUE FUND

                                            Period from                                   Period from
                                         February 3, 2003+                             February 3, 2003+
                                        to December 31, 2003                          to December 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                    5,464,736                                 $  54,542,249
Shares issued in reinvestment of
  dividends and distributions                    136,708                                     1,720,279
Shares repurchased                            (1,037,063)                                  (12,325,099)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   4,564,381                                 $  43,937,429
=================================================================================================================================

/ / THE GUARDIAN UBS VC SMALL CAP VALUE FUND

                                            Period from                                   Period from
                                         February 3, 2003+                             February 3, 2003+
                                        to December 31, 2003                          to December 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                    1,494,804                                 $  15,721,510
Shares issued in reinvestment of
  dividends and distributions                     57,573                                       752,378
Shares repurchased                              (247,220)                                   (3,070,703)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   1,305,157                                 $  13,403,185
=================================================================================================================================

/ / THE GUARDIAN VC LOW DURATION BOND FUND

                                            Period from                                   Period from
                                          August 28, 2003+                              August 28, 2003+
                                        to December 31, 2003                          to December 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                    1,244,113                                 $  12,470,704
Shares issued in reinvestment of
  dividends and distributions                      4,004                                        40,244
Shares repurchased                              (170,032)                                   (1,710,312)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   1,078,085                                 $  10,800,636
=================================================================================================================================

/ / THE GUARDIAN BOND FUND, INC.

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2003                   2002                   2003                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   4,877,903              8,874,148           $  61,955,241          $ 109,477,341
Shares issued in reinvestment of
  dividends and distributions                 2,131,412              1,512,712              26,463,213             18,657,670
Shares repurchased                          (10,364,326)            (5,493,407)           (131,588,883)           (67,753,956)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                      (3,355,011)             4,893,453           $ (43,170,429)         $  60,381,055
=================================================================================================================================

+ Commencement of operations.

/ / THE GUARDIAN CASH FUND, INC.

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2003                   2002                   2003                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  45,759,464             66,681,009           $ 457,594,639          $ 666,810,091
Shares issued in reinvestment of
  dividends                                     298,303                605,287               2,983,035              6,052,868
Shares repurchased                          (59,701,929)           (69,537,300)           (597,019,290)          (695,373,004)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                (13,644,162)            (2,251,004)          $(136,441,616)         $ (22,510,045)
=================================================================================================================================

NOTE H.  LINE OF CREDIT

     A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2003, none of the Funds borrowed against this line of credit.

     The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

NOTE I.  INVESTMENTS IN AFFILIATES(1)

     A summary of GVCAAF transactions in affiliated security during the year ended December 31, 2003 is set forth below:

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Dividends
                                 Balance of      Gross                   Balance of                   Included
                                Shares Held    Purchases     Gross      Shares Held       Value          in       Net Realized
                                December 31,      and      Sales and    December 31,   December 31,   Dividend    Gain/(Loss)
        Name of Issuer              2002       Additions   Reductions       2003           2003        Income       on Sales
------------------------------------------------------------------------------------------------------------------------------
The Guardian VC 500 Index Fund   3,100,828      280,112        --        3,380,940     $27,520,852    $367,420        $ --
------------------------------------------------------------------------------------------------------------------------------

NOTE J.  MANAGEMENT INFORMATION (UNAUDITED)

     The directors and officers are named below. Information about their principal occupations and certain other affiliations during the past five years is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is composed of (1) GVCF(2), (2) GBF, (3) GCF, (4) The Park Avenue Portfolio(3) (a series trust that issues its shares in thirteen series), and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

(1) Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

(2) During the year, The GVCF included three new series: The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund and The Guardian VC Low Duration Bond Fund.

(3) During the year, The Park Avenue Portfolio included three new series: The Guardian UBS Large Cap Value Fund, The Guardian UBS Small Cap Value Fund and The Guardian Low Duration Bond Fund.

                                                                                                 NUMBER OF FUNDS
                                         TERM OF                                                     IN THE
                                        OFFICE AND                                                GUARDIAN FUND
                              POSITION  LENGTH OF                                                    COMPLEX
                                WITH       TIME                PRINCIPAL OCCUPATIONS                OVERSEEN
NAME, ADDRESS AND AGE          FUNDS     SERVED+                DURING PAST 5 YEARS                BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*


Arthur V. Ferrara (73)        Director  Since 1987   Retired. Former Chairman of the Board and         25
Box 902                                              Chief Executive Officer, The Guardian Life
East Orleans, Massachusetts                          Insurance Company of America. Director
02463                                                (Trustee) of all of the mutual funds
                                                     within the Guardian Fund Complex.


Leo R. Futia (84)             Director  Since 1982   Retired. Former Chairman of the Board and         25
18 Interlaken Road                                   Chief Executive Officer, The Guardian Life
Greenwich, Connecticut                               Insurance Company of America. Director
06830                                                (Trustee) of all of the mutual funds
                                                     within the Guardian Fund Complex.


Dennis J. Manning (56)        Director  Since 2003   Chairman of The Board and Chief Executive         25
81 Graenest Ridge Road                               Officer, The Guardian Life Insurance
Wilton, Connecticut                                  Company of America, since 1/03. President
06897                                                and Chief Operating Officer, 1/02 to
                                                     12/02; Director since 1/02; Executive Vice
                                                     President and Chief Operating Officer,
                                                     1/01 to 12/01; Executive Vice President,
                                                     Individual Markets and Group Pensions,
                                                     1/99 to 12/00. Director (Trustee) of all
                                                     of the mutual funds within the Guardian
                                                     Fund Complex.


DISINTERESTED DIRECTORS


Frank J. Fabozzi, Ph.D. (55)  Director  Since 1992   Adjunct Professor of Finance, School of           25
858 Tower View Circle                                Management -- Yale University, 2/94 to
New Hope, Pennsylvania                               present; Editor, Journal of Portfolio
18938                                                Management. Director (Trustee) of all of
                                                     the mutual funds within the Guardian Fund
                                                     Complex.


William W. Hewitt, Jr. (75)   Director  Since 1989   Retired. Former Executive Vice President,         25
c/o Guardian Investor                                Shearson Lehman Brothers, Inc. Director
Services LLC                                         (Trustee) of all of the mutual funds
7 Hanover Square                                     within the Guardian Fund Complex.
New York, New York
10004


Dr. Sidney I. Lirtzman (73)   Director  Since 1987   Emanuel Saxe Professor of Management 9/96         25
38 West 26th Street                                  to present, City University of New
New York, New York                                   York -- Baruch College; Dean of the
10010                                                Zicklin School of Business 10/95 to 9/02;
                                                     Interim President 9/99 to 9/00. President,
                                                     Fairfield Consulting Associates, Inc.
                                                     Director (Trustee) of all of the mutual
                                                     funds within the Guardian Fund Complex.


                                      OTHER
NAME, ADDRESS AND AGE             DIRECTORSHIPS
----------------------------  ---------------------
INTERESTED DIRECTORS*

Arthur V. Ferrara (73)        Director of various
Box 902                       mutual funds
East Orleans, Massachusetts   sponsored by Gabelli
02463                         Asset Management.

Leo R. Futia (84)             None.
18 Interlaken Road
Greenwich, Connecticut
06830

Dennis J. Manning (56)        Director of The
81 Graenest Ridge Road        Guardian Insurance &
Wilton, Connecticut           Annuity Company, Inc.
06897                         Manager, Guardian
                              Investor Services LLC
                              and Park Avenue
                              Securities LLC.
                              Director of various
                              Guardian Life
                              subsidiaries.

DISINTERESTED DIRECTORS

Frank J. Fabozzi, Ph.D. (55)  Director (Trustee) of
858 Tower View Circle         various closed-end
New Hope, Pennsylvania        investment companies
18938                         sponsored by
                              BlackRock Financial
                              Management. Director
                              of BlackRock Funds.

William W. Hewitt, Jr. (75)   None.
c/o Guardian Investor
Services LLC
7 Hanover Square
New York, New York
10004

Dr. Sidney I. Lirtzman (73)   None.
38 West 26th Street
New York, New York
10010

* "Interested" Director means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.

+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

                                                                                                 NUMBER OF FUNDS
                                         TERM OF                                                     IN THE
                                        OFFICE AND                                                GUARDIAN FUND
                              POSITION  LENGTH OF                                                    COMPLEX
                                WITH       TIME                PRINCIPAL OCCUPATIONS                OVERSEEN
NAME, ADDRESS AND AGE          FUNDS     SERVED+                DURING PAST 5 YEARS                BY DIRECTOR
----------------------------------------------------------------------------------------------------------------


Carl W. Schafer (67)          Director  Since 1996   President, Atlantic Foundation (a private         25
66 Witherspoon Street, #1100                         charitable foundation). Director of Labor
Princeton, New Jersey                                Ready, Inc. (provider of temporary manual
08542                                                labor) and Frontier Oil Corporation.
                                                     Director (Trustee) of all of the mutual
                                                     funds within the Guardian Fund Complex.


Robert G. Smith, Ph.D. (71)   Director  Since 1982   Chairman and Chief Executive Officer,             25
132 East 72nd Street                                 Smith Affiliated Capital Corp. since 4/82.
New York, New York                                   Director (Trustee) of all of the mutual
10021                                                funds within the Guardian Fund Complex.


                                      OTHER
NAME, ADDRESS AND AGE             DIRECTORSHIPS
----------------------------  ---------------------

Carl W. Schafer (67)          Director (Trustee) of
66 Witherspoon Street, #1100  various mutual funds
Princeton, New Jersey         sponsored by UBS
08542                         Global Asset
                              Management (US) Inc.
                              (f/k/a Mitchell
                              Hutchins Asset
                              Management, Inc.) and
                              UBS PaineWebber,
                              Inc., Harding Loevner
                              (3 funds) and Ell
                              Realty Securities
                              Trust.

Robert G. Smith, Ph.D. (71)   Governor appointments
132 East 72nd Street          as Director of New
New York, New York            York Health Care
10021                         Reform Act Charitable
                              Organization and
                              Nassau County Interim
                              Finance Authority.
                              Senior private member
                              of the New York State
                              Financial Control
                              Board for New York
                              City. Senior Director
                              for the New York
                              State Comptroller's
                              Investment Advisory
                              Committee for State
                              Pension Funds (Common
                              Fund).

                                                                                                                    NUMBER OF FUNDS
                                              TERM OF                                                                   IN THE
                                             OFFICE AND                                                              GUARDIAN FUND
                                POSITION     LENGTH OF                                                                COMPLEX FOR
                                  WITH          TIME                       PRINCIPAL OCCUPATIONS                     WHICH OFFICER
NAME, ADDRESS AND AGE             FUNDS       SERVED+                       DURING PAST 5 YEARS                         SERVES
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS


Joseph A. Caruso (51)         Senior Vice    Since 1992   Senior Vice President and Corporate Secretary, The              25
                              President and               Guardian Life Insurance Company of America since 1/01;
                              Secretary                   Vice President and Corporate Secretary prior thereto.
                                                          Director, Senior Vice President and Secretary, The
                                                          Guardian Insurance & Annuity Company, Inc. Manager,
                                                          Senior Vice President and Corporate Secretary, Guardian
                                                          Investor Services LLC. Senior Vice President and
                                                          Secretary, Park Avenue Life Insurance Company, Park
                                                          Avenue Securities LLC, Guardian Baillie Gifford
                                                          Limited, and all of the mutual funds within the
                                                          Guardian Fund Complex.


Howard W. Chin (51)           Managing       Since 1997   Managing Director, The Guardian Life Insurance Company          15
                              Director                    of America since 9/97. Officer of various mutual funds
                                                          within the Guardian Fund Complex.


Richard A. Cumiskey (43)      Compliance     Since 2002   Second Vice President, Equity Administration and                25
                              Officer                     Oversight, The Guardian Life Insurance Company of
                                                          America since 1/01; Assistant Vice President, Equity
                                                          Administration and Oversight, 6/99 to 12/00; Director
                                                          Compliance Officer, 10/97 to 5/99; Manager prior
                                                          thereto. Second Vice President and Compliance Officer
                                                          of The Guardian Insurance & Annuity Company, Inc. and
                                                          Guardian Investor Services LLC. Officer of all of the
                                                          mutual funds within the Guardian Fund Complex.

+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

                                                                                                                    NUMBER OF FUNDS
                                              TERM OF                                                                   IN THE
                                             OFFICE AND                                                              GUARDIAN FUND
                                POSITION     LENGTH OF                                                                COMPLEX FOR
                                  WITH          TIME                       PRINCIPAL OCCUPATIONS                     WHICH OFFICER
NAME, ADDRESS AND AGE             FUNDS       SERVED+                       DURING PAST 5 YEARS                         SERVES
------------------------------------------------------------------------------------------------------------------------------------


Richard A. Goldman (41)       Managing       Since 2001   Managing Director, The Guardian Life Insurance Company          23
                              Director                    of America since 7/01. Director, Citigroup Asset
                                                          Management prior thereto. Officer of various mutual
                                                          funds within the Guardian Fund Complex.


Alexander M. Grant, Jr. (54)  Managing       Since 1991   Managing Director, The Guardian Life Insurance Company          15
                              Director and                of America since 3/99; Second Vice President, prior
                              Treasurer                   thereto. Officer of various mutual funds within the
                                                          Guardian Fund Complex.


Jonathan C. Jankus (56)       Managing       Since 1999   Managing Director, The Guardian Life Insurance Company          20
                              Director                    of America. Officer of various mutual funds within the
                                                          Guardian Fund Complex.


Peter J. Liebst (47)          Managing       Since 1999   Managing Director, The Guardian Life Insurance Company          20
                              Director                    of America, since 8/98. Officer of various mutual funds
                                                          within the Guardian Fund Complex.


Nydia Morrison (45)           Controller     Since 2003   Manager, The Guardian Life Insurance Company of America         25
                                                          since 9/99; Supervisor prior thereto. Officer of all of
                                                          the mutual funds within the Guardian Fund Complex.


John B. Murphy (56)           Managing       Since 1991   Managing Director, The Guardian Life Insurance Company          23
                              Director and                of America since 3/98. Officer of various mutual funds
                              Treasurer                   within the Guardian Fund Complex.


Frank L. Pepe (61)            Vice           Since 1995   Vice President and Equity Controller, The Guardian Life         25
                              President and               Insurance Company of America. Vice President and
                              Treasurer                   Controller, The Guardian Insurance & Annuity Company,
                                                          Inc. Senior Vice President and Controller, Guardian
                                                          Investor Services LLC. Officer of all of the mutual
                                                          funds within the Guardian Fund Complex.


Richard T. Potter, Jr. (49)   Vice           Since 1992   Vice President and Equity Counsel, The Guardian Life            25
                              President and               Insurance Company of America. Vice President and
                              Counsel                     Counsel, The Guardian Insurance & Annuity Company,
                                                          Inc., Guardian Investor Services LLC, Park Avenue
                                                          Securities LLC and all of the mutual funds within the
                                                          Guardian Fund Complex.


Robert A. Reale (43)          Managing       Since 2001   Managing Director, The Guardian Life Insurance Company          25
                              Director                    of America, The Guardian Insurance & Annuity Company,
                                                          Inc. and Guardian Investor Services LLC since 3/01.
                                                          Second Vice President, 10/99 to 2/01. Assistant Vice
                                                          President, Metropolitan Life prior thereto. Officer of
                                                          all of the mutual funds within the Guardian Fund
                                                          Complex.


Thomas G. Sorell (48)         President      Since 2003   Executive Vice President and Chief Investment Officer,          25
                                                          The Guardian Life Insurance Company of America since
                                                          1/03; Senior Managing Director, Fixed Income Securities
                                                          since 3/00; Vice President, Fixed Income Securities
                                                          prior thereto. Managing Director, Investments: Park
                                                          Avenue Life Insurance Company. Officer of all of the
                                                          mutual funds within the Guardian Fund Complex.


Donald P. Sullivan, Jr. (49)  Vice           Since 1995   Vice President, Equity Administration, The Guardian             25
                              President                   Life Insurance Company of America since 3/99; Second
                                                          Vice President, Equity Administration prior thereto.
                                                          Vice President, The Guardian Insurance & Annuity
                                                          Company, Inc. and Guardian Investor Services LLC.
                                                          Officer of all of the mutual funds within the Guardian
                                                          Fund Complex.

     The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling
(800) 221-3253.

+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

Report of Ernst & Young LLP,

Independent Auditors

BOARD OF DIRECTORS AND SHAREHOLDERS
THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.
THE GUARDIAN BOND FUND, INC.
THE GUARDIAN CASH FUND, INC.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Guardian Variable Contract Funds, Inc. (comprising, respectively, The Guardian Stock Fund, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund, The Guardian VC Large Cap Value Fund, The Guardian VC Small Cap Value Fund, The Guardian VC Low Duration Bond Fund and The Guardian VC High Yield Bond Fund), The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 2003, and the related statements of operations (and cash flows for The Guardian Bond Fund, Inc.) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 2003, the results of their operations (and cash flows for The Guardian Bond Fund, Inc.) for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code"). A copy of the Code is filed as an exhibit to this Form N-CSR. There were no substantive amendments made to the Code, nor were there any waivers granted under the Code, during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board of Directors/Trustees has determined that Robert G. Smith qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Dr. Smith serves as Chairman of the registrant's audit committee and is considered "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows: 2003 - (a) Audit Fees $16,300; (c) Tax Fees $4,900; 2002 - (a) Audit Fees $15,127; (c) Tax Fees $3,723.

Audit Fees include amounts related to the audit and report on the registrant's annual financial statements. Tax fees include amounts related to tax compliance services.

(e)(1) Pursuant to the Audit Committee charter, the Audit Committee of the Board is responsible for pre- approving any engagement of the Registrant's accountant to provide any non-prohibited services to the Registrant, including the fees and other compensation to be paid to the accountant. The Chairman of the Audit Committee may grant the pre-approval of services to the Registrant for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The Audit Committee of the Board is responsible for pre-approving any engagement of the Registrant's accountant, including the fees and other compensation to be paid to the accountant, to provide any non-audit services to the Registrant's investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant. The Chairman of the Audit Committee may pre-approve non-audit services, which are not prohibited, to the adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant). All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

    (2) No services described in paragraph (b) - (d) of Item 4, were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not Applicable.

(g)     Not Applicable.

(h)     Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. [RESERVED.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED.]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's certifying officers are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's certifying officers, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's certifying officers, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Guardian Cash Fund, Inc.

By: /s/ Thomas G. Sorell
    --------------------------------
    Thomas G. Sorell
    President of
    The Guardian Cash Fund, Inc.

Date: March 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas G. Sorell
    --------------------------------
    Thomas G. Sorell
    President of
    The Guardian Cash Fund, Inc.

Date: March 4, 2004

By: /s/ Frank L. Pepe
    --------------------------------
    Frank L. Pepe
    Vice President and Treasurer of
    The Guardian Cash Fund, Inc.

Date: March 4, 2004